UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

IGI LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 27, 2015, IGI Laboratories, Inc. (the “Company”) issued a press release announcing the Company’s updated financial guidance and business outlook for fiscal year 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Report:

Exhibit No.	Description
99.1	Press release of IGI Laboratories, Inc. dated May 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: May 27, 2015	By:	/s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer